UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 13, 2005

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                DELAWARE                                 000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)  (COMMISSION FILE NUMBER)

                                   51-0386871
                       (IRS EMPLOYER IDENTIFICATION NO.)

                        37899 Twelve Mile Road, Ste.#300
                        Farmington Hills, Michigan 48331

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49331
                                   (ZIP CODE)

             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (248) 489-19610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

                             Section 8-Other Events

Item 8.01.- Other Events

MCKENZIE BAY INTERNATIONAL ANNOUNCES NEW ROLES FOR OFFICERS

Farmington Hills, MI.-McKenzie Bay International, Ltd. (MKBY:OTCBB) announced today that by agreement between Gary L. Westerholm and the Board of Directors, Mr. Westerholm will become Chairman of the Board of Directors and will be freed up from responsibility for day to day operations of the Company in order to devote full time to the promotion of McKenzie Bay and the marketing of the WindStor system. As the founding President of McKenzie Bay, Mr. Westerholm has been the driving force in developing the Company to its present position. As Chairman of the Board, Mr. Westerholm will continue to bring his drive and strategic vision to the Company.

Gregory N. Bakeman has been promoted and will assume the authority and responsibility for operations as President of the Company. Mr. Bakeman has been a director since 2000 and has served as Chief Financial Officer since February 2001 and Treasurer since December 2001. He will remain as Chief Financial Officer and Treasurer of the Company.

Since joining the Company, Mr. Bakeman has worked closely with Mr. Westerholm and has been intimately involved in all aspects of Company operations. "We have been building a close knit group of individuals with experience in the energy sector and project management at WindStor Power Co., our prime subsidiary," stated Mr. Bakeman, "and I am looking forward to working with what is now a strong operational team to move WindStor to full commercialization"

WindStor Power Co. "WPC", a wholly owned subsidiary of McKenzie Bay International, Ltd., is the owner and operator of WindStor, a wind energy system designed to integrate distributed generation wind power, installed on or near urban buildings, with grid, off-grid and other power sources. WindStor features a patent pending vertical-axis WindStor Wind Turbine and a "proprietary" system integrator.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MCKENZIE BAY INTERNATIONAL, LTD.

Date: October 19, 2005

/s/Gregory Bakeman
------------------
   Gregory Bakeman
   Chief Financial Officer